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                                                                   Exhibit 10(g)












                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

                        KEY EXECUTIVE STOCK DEFERRAL PLAN

                           (EFFECTIVE JANUARY 4, 1996)


                               (Amended 01-03-01)


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                                TABLE OF CONTENTS

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ARTICLE                                                                                                PAGE
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
I        PURPOSE AND EFFECTIVE DATE .....................................................................1

II       DEFINITIONS ....................................................................................1

              2.1.     Account ..........................................................................1
              2.2.     Beneficiary ......................................................................1
              2.3.     Board ............................................................................1
              2.4.     Committee.........................................................................1
              2.5.     Company...........................................................................1
              2.6.     Company Stock.....................................................................1
              2.7.     Deferral .........................................................................1
              2.8.     Deferral Authority ...............................................................2
              2.9.     Deferrable Amount(s)..............................................................2
              2.10.    Director..........................................................................2
              2.11.    Distribution Date.................................................................2
              2.12.    Employee .........................................................................2
              2.13.    Participant ......................................................................2
              2.14.    Plan .............................................................................2
              2.15.    Plan Year ........................................................................2
              2.16.    Retirement Date ..................................................................2
              2.17.    Share Unit .......................................................................2
              2.18     Termination of Affiliation........................................................2
              2.19.    Trust ............................................................................3
              2.20.    Trustee...........................................................................3

III      PARTICIPATION ..................................................................................3

              3.1.     Designation by Deferral Authority.................................................3
              3.2.     Deferral Elections ...............................................................3
              3.3.     Amounts Subject to Deferral ......................................................3
              3.4.     Deferral Election Irrevocable ....................................................3
              3.5.     Deferrals to be Held in Trust ....................................................4

IV       TRUST FUND .....................................................................................4

              4.1.     Trust Fund Established ...........................................................4
              4.2.     Company, Committee and Trustee Not
                           Responsible for Adequacy of Trust Fund .......................................4
              4.3.     Invasion of Trust by Creditors ...................................................4
              4.4.     Trust Expenses....................................................................4

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
V        ACCOUNTS .......................................................................................4

              5.1.     Committee to Maintain Accounts ...................................................4
              5.2.     Additional Accounting Procedures..................................................5
              5.3      Limitation on Benefits............................................................5
              5.4      Vesting of Account Balances.......................................................5

VI       RIGHTS IN ACQUIRED STOCK .......................................................................5

              6.1      Power To Vote Stock Rests With Trustee ...........................................5
              6.2      Tender Offers ....................................................................5
              6.3      Dividends ........................................................................5

VII      DISTRIBUTIONS ..................................................................................6

              7.1.     Time of Commencement of Distribution  ............................................6
              7.2.     Form of Distribution .............................................................6
              7.3.     Method of Distribution ...........................................................6
              7.4.     Beneficiary Designation...........................................................7
              7.5.     Distribution to Guardian..........................................................7
              7.6.     Withholding of Taxes..............................................................8

VIII     ACCELERATION OF DISTRIBUTION ...................................................................8

              8.1.     Change in Control ................................................................8
              8.2.     Hardship .........................................................................8

IX       SOURCE OF PAYMENT ..............................................................................9

              9.1.     No Direct Interest in Trust Assets................................................9

X        PLAN TERMINATION AND AMENDMENT .................................................................9

             10.1.     Termination and Amendments .......................................................9

XI       PLAN ADMINISTRATION ............................................................................9

             11.1.     Committee ........................................................................9
             11.2.     Committee Powers..................................................................9
             11.3.     Plan Expenses....................................................................11
             11.4.     Reliance Upon Documents and Opinions.............................................11
             11.5.     Requirement of Proof.............................................................11
             11.6.     Reliance on Committee Memorandum.................................................11
             11.7.     Limitation on Liability..........................................................11
             11.8.     Indemnification..................................................................11

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
XII      MISCELLANEOUS PROVISIONS ......................................................................12

             12.1.     Restrictions on Plan Interest ...................................................12
             12.2.     No Enlargement of Employee Rights ...............................................13
             12.3      Rights of Repurchase and First Refusal for the Company ..........................13
             12.4.     Mailing of Payments .............................................................13
             12.5.     Inability to Locate Participant or Beneficiary...................................13
             12.6.     Governing Law....................................................................13
             12.7.     Illegality of Particular Provision...............................................14
             12.8.     Interpretation...................................................................14
             12.9.     Tax Effects......................................................................14
             12.10.    Receipt or Release...............................................................14
             12.11     Records .........................................................................14
             12.12     Arbitration .....................................................................14

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                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
                        KEY EXECUTIVE STOCK DEFERRAL PLAN


                                    ARTICLE I

                           PURPOSE AND EFFECTIVE DATE

         This Plan is an unfunded, deferred compensation arrangement established by Science Applications International Corporation ("Company") to provide selected Employees and Directors with a method of supplementing their retirement income by deferring a portion of their compensation and to make an indirect investment in Company Stock through a "rabbi trust" vehicle. The Plan is effective as of January 4, 1996.


                                   ARTICLE II

                                   DEFINITIONS

         Whenever the following terms are used in the Plan they shall have the meaning specified below, unless the context indicates clearly to the contrary.

         2.1. ACCOUNT. The Account maintained for bookkeeping purposes by the Committee with respect to each Participant to evidence the Participant's Deferrals of Deferrable Amounts hereunder and to record the number of Share Units credited as a result of such Deferrals.

         2.2. BENEFICIARY. The person or persons properly designated by the Participant, in accordance with Section 7.3, to receive the benefits provided herein upon death of the Participant.

         2.3. BOARD. The Board of Directors of Science Applications International Corporation.

         2.4. COMMITTEE. The committee composed of such members as shall be appointed from time to time by the Board to administer the Plan.

         2.5. COMPANY. Science Applications International Corporation, a Delaware corporation, and any subsidiary thereof which has been approved by the Deferral Authority for participation in this Plan by its Employees.

         2.6. COMPANY STOCK. The Class A Common Stock of Science Applications International Corporation.

         2.7. DEFERRAL. The amount of Deferrable Amounts a Participant has deferred in accordance with Section 3.2 or which is designated as a Deferral under this Plan in connection with an Employee's offer letter for employment with the Company.



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         2.8.     DEFERRAL AUTHORITY. The individual or group of individuals appointed by the Board to determine which Employees are eligible to make Deferrals and to participate in the Plan.

         2.9. DEFERRABLE AMOUNT(S). The bonus, if any, payable to an Employee or Director, in accordance with Company procedures under the Company's 1984 Bonus Compensation Plan, Directors' fees or other payments as determined by the Committee. In no way does the adoption or operation of this Plan obligate the Company to pay any bonus or continue any compensation program.

         2.10 DIRECTOR. A member of the Board, other than a Director Emeritus, or a member of the Board of Directors of any subsidiary or affiliate thereof which has been approved by the Deferral Authority for participation in this Plan by its Employees or Directors.

         2.11. DISTRIBUTION DATE. The date when distributions begin under the Plan, as specified in Section 7.1.

         2.12. EMPLOYEE. A management or highly compensated employee of the Company.

         2.13. PARTICIPANT. An Employee or Director designated by the Deferral Authority for participation in the Plan who timely files an election to participate and makes or receives Deferrals hereunder.

         2.14. PLAN. The Science Applications International Corporation Key Executive Stock Deferral Plan, as set forth herein and as amended from time to time.

         2.15.    PLAN YEAR. January 1 through December 31.

         2.16. RETIREMENT DATE. The date of an Employee's termination of employment from the Company or a Director's ceasing to be an active Director as determined by the Committee, on or after attaining age 59-1/2.

         2.17. SHARE UNIT. The interest of a Participant in a share of Company Stock held in the Participant's Account in the Trust.

         2.18. TERMINATION OF AFFILIATION. Any termination of employment with the Company by an Employee, as determined by the Committee, whether by reason of death, disability, voluntary resignation, layoff, discharge or otherwise, prior to attaining age 59-1/2 and, in the case of a Director, ceasing to be an active Director prior to attaining age 59-1/2. The Committee shall have the discretion to establish rules and make determinations as to what constitutes a Termination of Affiliation includes, without limitation, change of status (e.g., part-time, consulting Employee, etc.) or leave of absence.



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         2.19.    TRUST. The Science Applications International Corporation Key
Executive Stock Deferral Trust established by the Company to hold assets used by the Company to provide for benefits to Participants and Beneficiaries under the Plan.

         2.20. TRUSTEE. State Street Bank and Trust Company or such successor trustee as shall be appointed pursuant to the Trust instrument.

                                   ARTICLE III

                                  PARTICIPATION

         3.1. DESIGNATION BY DEFERRAL AUTHORITY. The Deferral Authority in its sole discretion shall designate those Employees or Directors who are to be eligible to participate in the Plan with respect to Deferrals for a particular Plan Year or with respect to a particular Deferrable Amount or Amounts. Designating an individual as eligible to participate in the Plan for a particular Plan Year or with respect to a particular Deferrable Amount shall not require the Deferral Authority to designate such individual for any subsequent Plan Year or with respect to any subsequent Deferrable Amounts.

         3.2. DEFERRAL ELECTIONS. An eligible Employee or Director shall not become a Participant in the Plan unless and until he or she has executed and delivered to the Committee a Deferral election form and/or any other forms or agreements as may be prescribed by the Committee, and the Committee shall have accepted such Deferral election and/or additional forms or agreements. Participation in the Plan and any elections made by a Participant, including Deferral elections and elections as to form of distribution under Article VII, is conditioned on the Participant executing an agreement with the Company, on a form prescribed by the Committee, relating to the Company's right of repurchase of Company Stock and such other matters as the Committee shall prescribe. To participate for a particular Plan Year, the Employee or Director must submit his or her Deferral election form and any other forms or agreements prescribed by the Committee during the applicable Deferral election period established by the Committee. In addition to amounts deferred pursuant to a Deferral election, additional Deferrals may be credited to a Participant's Account pursuant to the terms of an offer letter with an Employee made at the time of commencement of employment with the Company, as determined and approved by the Deferral Authority in its sole discretion.

         3.3. AMOUNTS SUBJECT TO DEFERRAL. The total Deferrals elected for a particular Plan Year may be in an amount up to a specified percentage of Deferrable Amounts, such maximum percentage to be up to one hundred percent (100%) as determined by the Deferral Authority.

         3.4. DEFERRAL ELECTION IRREVOCABLE. Any Deferral election by a Participant shall be irrevocable.



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         3.5.     DEFERRALS TO BE HELD IN TRUST. Within a reasonable period of time following the date on which a Deferrable Amount would have been paid to a Participant but for the Deferral hereunder, the Company shall contribute, to the Trust, Company Stock or money in an amount sufficient to purchase shares of Company Stock equal in value (based on the then prevailing Formula Price as determined under the Company's Certificate of Incorporation) to the Deferral. The Trustee shall apply such contribution toward the purchase of Company Stock in accordance with the directions of the Committee and the terms of the Trust and the Participant shall be credited with the applicable number of Share Units.

                                   ARTICLE IV

                                   TRUST FUND

         4.1. TRUST FUND ESTABLISHED. The Company has established the Trust pursuant to a trust agreement under which the Trustee will hold and administer in trust all assets deposited with the Trustee in accordance with the terms of this Plan. The Board shall have the authority to select and remove the Trustee to act under the Trust agreement, and to enter into new or amended trust agreements as it deems advisable.

         4.2. COMPANY, COMMITTEE AND TRUSTEE NOT RESPONSIBLE FOR ADEQUACY OF TRUST FUND. Neither the Company, Board, Deferral Authority, Committee nor Trustee shall be liable or responsible for the adequacy of the Trust Fund to meet and discharge any or all payments and liabilities hereunder. All Plan benefits will be paid only from the Trust assets, and neither the Company, Board, Deferral Authority, Committee nor Trustee shall have any duty or liability to furnish the Trust with any funds, securities or other assets except as expressly provided in Section 3.6 hereof.

         4.3. INVASION OF TRUST BY CREDITORS. If assets of the Trust should be reduced due to action of the Company's creditors, as provided in the Trust document, the Committee shall reduce each Account on a pro rata basis to reflect such reduction in Trust assets, and the Company shall have no obligation to replace such lost assets.

         4.4. TRUST EXPENSES. Expenses of the Trust which are not paid by the Company shall be applied to reduce each Account on a pro rata basis.

                                    ARTICLE V

                                    ACCOUNTS

         5.1. COMMITTEE TO MAINTAIN ACCOUNTS. The Committee shall open and maintain a separate Account for each Participant to record the Deferrals made by the Participant and the assets held in the Trust with respect to such Participant as well as to allocate Trust expenses.



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         5.2.     ADDITIONAL ACCOUNTING PROCEDURES. The Committee shall
establish and may amend from time to time additional accounting procedures for the purpose of making allocations, distributions, valuations and adjustments to Accounts, and to allocate Trust earnings expenses and losses to such accounts. A Participant or Beneficiary shall have no contractual or other right to have a particular accounting procedure or convention apply, or continue to apply, and the Committee shall be free to alter any such procedure or convention without notice or obligation to any Participant or Beneficiary.

         5.3. LIMITATION ON BENEFITS. Benefits payable to a Participant or Beneficiary under the Plan shall be limited to the vested Account balance credited to such Participant or Beneficiary.

         5.4. VESTING OF ACCOUNT BALANCES. A Participant's Account balance shall be one hundred percent (100%) vested except with respect to the portion of the Account balance attributable to vesting bonuses awarded under the Company's 1984 Bonus Compensation Plan. Such portion of a Participant's Account balance shall become vested (and the nonvested portion forfeited) at the time or times the bonus would have become vested (and the nonvested portion forfeited) under the 1984 Bonus Compensation Plan without regard to deferral under this Plan. The shares of Company Stock represented by such forfeited portion shall be returned to the Company or reallocated in accordance with the Committee's directions and the terms of the Trust.

                                   ARTICLE VI

                            RIGHTS IN ACQUIRED STOCK

         6.1. POWER TO VOTE STOCK RESTS WITH TRUSTEE. The power to vote any stock held by the Trustee shall rest solely with the Trustee, who shall vote such stock in the same proportion that the other shareholders vote their shares of Company Stock. For purposes of this Section 6.1, Company Stock shall include both Class A and Class B Common Stock.

         6.2. TENDER OFFERS. In the case of a tender offer for the Company Stock, the Trustee shall tender the shares of Company Stock held by the Trust only if more than fifty percent (50%) of the shares of Company Stock held outside the Trust are tendered by the shareholders.

         6.3. DIVIDENDS. All dividends on Company Stock held in Trust shall be held by the Trustee and reinvested as directed by the Committee. The Committee shall allocate such dividends among the Accounts pro rata to the shares allocated to each Account.



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                                   ARTICLE VII

                                  DISTRIBUTIONS

         7.1. TIME OF COMMENCEMENT OF DISTRIBUTION. Subject to the acceleration provisions of Article VIII, the balance credited to a Participant's Account shall be distributed, or commence to be distributed, to the Participant on the first to occur of the following events:

                  (a)      the Participant's Retirement Date; or

                  (b) the date of the Participant's Termination of Affiliation with the Company.

        7.2.      FORM OF DISTRIBUTION.

                  Each distribution shall be made in the form of Company Stock unless the Committee determines, in its sole discretion, that distribution of Company Stock is impossible or creates adverse impact on the Company, in which case the Committee may determine to make the distribution in cash. A Participant shall have no right to request a cash distribution.

        7.3       METHODS OF DISTRIBUTION.

                  (a) LUMP SUM ON DEATH. If a Participant dies having an Account balance (regardless of whether distributions have begun under the Plan), the remaining balance in the Participant's Account shall be paid in the form of a lump sum to the Beneficiary or Beneficiaries designated in accordance with
Section 7.4, or as otherwise provided in Sections 7.4 and 7.5, within a reasonable period following the date when the Committee receives notice of the Participant's death.

                  (b) ELECTION FOR RETIREMENT DISTRIBUTIONS. Subject to the acceleration provisions in Article VIII, distributions made following a Participant's Retirement Date shall be made to the Participant in accordance with a valid election made by the Participant under this subsection (b). The Participant may elect in a manner prescribed by the Committee to have his or her Account paid in one of the following forms:

                           (1) A lump sum payment of the entire Account Balance; or

                           (2) A series of annual payments over a five or ten year period. Each installment shall include one-fifth or one-tenth, as applicable, of the number of shares of Company Stock distributable to the Participant.

Each election shall be made on forms specified by the Committee and shall be irrevocable when made.



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                  (c)      OTHER DISTRIBUTIONS. Distributions other than those
specified in (a) or (b) above shall be made as a lump sum within a reasonable period of time following a Participant's Termination of Affiliation.

                  (d) DEFAULT DISTRIBUTION. If the Participant fails to make a valid election as described in subsection (b), the Participant's Account shall be distributed in full as a lump sum payment within a reasonable period of time following the Distribution Date.

        7.4.      BENEFICIARY DESIGNATION.

                  (a) Upon forms provided by the Committee, each Participant shall designate in writing the Beneficiary or Beneficiaries whom such Participant desires to receive the benefits of this Plan, if any, payable in the event of such Participant's death. A Participant may from time to time change his or her designated Beneficiary or Beneficiaries without the consent of such Beneficiary or Beneficiaries by filing a new designation in writing with the Committee; provided, however, that if a married Participant wishes to designate an individual other than his or her spouse as Beneficiary, such designation shall not be effective unless consented to in writing by the spouse. Notwithstanding the foregoing, spousal consent shall not be necessary if it is established to the satisfaction of the Committee that there is no spouse of the Participant or that the required consent cannot be obtained because the spouse cannot be located or is legally incompetent. The Company may rely upon the designation of Beneficiary or Beneficiaries last filed by the Participant in accordance with the terms of this Plan.

                  (b) If the designated Beneficiary does not survive the Participant, or if there is no valid Beneficiary designation, amounts payable under the Plan shall be paid to the Participant's spouse, or if there is no surviving spouse, then to the duly appointed and currently acting personal representative of the Participant's estate. If there is no personal representative of the Participant's estate duly appointed and acting in that capacity within sixty (60) days after the Participant's death, then all payments due under the Plan shall be payable to the person or persons who can verify by affidavit or court order to the satisfaction of the Committee that they are legally entitled to receive the benefits specified hereunder pursuant to the laws of intestate succession or other legal provision in effect at the Participant's death in the jurisdiction having authority over disposition of the Participant's estate.

         7.5. DISTRIBUTION TO GUARDIAN. If the Committee shall find that any person to whom any payment is payable under this Plan is unable to care for his or her affairs because of illness or accident, or is a minor, a payment due (unless a prior claim therefor shall have been made by a duly appointed guardian or other legal representative) may be paid to the spouse, a child, a parent, or a brother or sister, or to any custodian, conservator or other fiduciary responsible for the management and control of such person's financial affairs in such manner and proportions as the Committee may determine. Any such payment shall, to the extent thereof, discharge of the liabilities of the Company to the Participant or Beneficiary under this Plan.



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         7.6.     WITHHOLDING OF TAXES. To the extent any distribution is
subject to withholding taxes, the Committee may require, as a condition to the payment of such distribution, that the Participant or Beneficiary who is eligible for the distribution:

                  (a) make payment to the Company in the form of a check for such withholding taxes; or

                  (b) consent to the withholding of taxes from such distribution by the Trustee, in which case the withheld amounts shall be delivered to the Company which shall pay over the withheld taxes as required by law.

The Committee may offer either or both of these options to the Participant or Beneficiary in the Committee's sole discretion.

                                  ARTICLE VIII

                          ACCELERATION OF DISTRIBUTION

         8.1. CHANGE IN CONTROL. All Accounts shall be immediately distributed to the Participants to whom such Accounts belong, upon the occurrence of a Change in Control (as hereinafter defined) of the Company. A Change in Control shall be deemed to occur upon any "person" (as defined in Section 3(a)(9) of the United States Securities Exchange Act of 1934 (the "34 Act")), other than the Company, any subsidiary or any employee benefit plan or trust maintained by the Company or subsidiary becoming the beneficial owner (as defined in Rule 13d-3 under the 34 Act), directly or indirectly, of more than 25% of the Company Stock outstanding at such time, without the prior approval of the Board. For purposes of the foregoing, a subsidiary is any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations, other than the last corporation in such chain, owns at least fifty percent (50%) of the total voting power in one of the other corporations in such chain.

         8.2.     HARDSHIP. Notwithstanding the provisions of Section 7.1 and
7.3 hereof, a Participant shall be entitled to request a hardship distribution of all or any portion of his or her Account. A Participant or legal representative of the Participant must make a written request for a hardship distribution, stating the reasons such withdrawal is necessary because of a financial hardship. The Committee, in its sole discretion, shall determine whether or not to grant the hardship distribution of such Participant's Account and, in so doing, may rely on the Participant's statements, and a hardship distribution may be approved without further investigation unless the Committee has reason to believe such statements are false.



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                                   ARTICLE IX

                                SOURCE OF PAYMENT

         9.1. NO DIRECT INTEREST IN TRUST ASSETS. All distributions hereunder shall be paid solely from the Trust. No special or separate funds shall be established and no other segregation of assets shall be made to assure the payment of benefits hereunder. A Participant shall have no right, title, or interest whatever in or to any investments which the Company may make through the Trust to meet its obligations hereunder. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create any kind of a fiduciary relationship between the Company and a Participant or any other person.

                                    ARTICLE X

                         PLAN TERMINATION AND AMENDMENT

         10.1. TERMINATION AND AMENDMENTS. The Plan shall continue until all amounts credited to the Participants' Accounts have been distributed in accordance with the terms of the Plan. Notwithstanding the foregoing sentence, the Company retains the right to amend or terminate the Plan for any reason, including but not limited to adverse changes in tax laws or the bankruptcy, receivership or dissolution of the Company. In the event of a Plan termination, benefits will either be paid out when due under the terms of the Plan or as soon as possible as determined by the Committee in its sole discretion. To the extent feasible, the Committee shall use its best efforts to avoid adversely affecting the rights of any existing Participants in the Plan, but the Committee shall be under no specific duty or obligation in this regard.

                                   ARTICLE XI

                               PLAN ADMINISTRATION

         11.1. COMMITTEE. The Plan shall be administered by the Committee. Subject to the provisions of the Plan and the authority granted to the Deferral Authority, the Committee shall have exclusive power to determine the manner and time of Deferrals and payment of benefits to the extent herein provided and to exercise any other discretionary powers granted to the Committee pursuant to the Plan. The decisions or determinations by the Committee shall be final and binding upon all parties, including shareholders, Participants, Beneficiaries and other Employees. The Committee shall have the authority to interpret the Plan, to make factual findings and determinations, to adopt and revise rules and regulations relating to the Plan and to make any other determinations which it believes necessary or advisable for the administration of the Plan. The Committee's discretion shall be as broad and unfettered as permitted by law.

         11.2. COMMITTEE POWERS. The Committee shall have all powers necessary to supervise the administration of the Plan and control its operations. In addition to any powers and authority



                                     - 9 -
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conferred on the Committee elsewhere in the Plan or by law, the Committee shall have, by way of illustration and not by way of limitation, the following powers and authority;

                  (a) To designate agents to carry out responsibilities relating to the Plan;

                  (b) To employ such legal, actuarial, medical, accounting, clerical and other assistance as it may deem appropriate in carrying out the provisions of this Plan;

                  (c) To administer, interpret, construe and apply this Plan and to decide all questions which may arise or which may be raised under this Plan by any Employee, Participant, Beneficiary or other person whatsoever, including but not limited to all questions relating to eligibility to participate in the Plan, and the amount of benefits to which any Participant may be entitled;

                  (d) To establish rules and procedures from time to time for the conduct of its business and for the administration and effectuation of its responsibilities under the Plan; and

                  (e) To establish claims procedures, and to make forms available for filing of such claims, and to provide the name of the person or persons with whom such claims should be filed. The Committee shall establish procedures for action upon claims initially made and the communication of a decision to the claimant promptly and, in any event, not later than sixty (60) days after the date of the claim; the claim may be deemed by the claimant to have been denied for purposes of further review described below in the event a decision is not furnished to the claimant within such sixty (60) day period. Every claim for benefits which is denied shall be denied by written notice setting forth in a manner calculated to be understood by the claimant (1) the specific reason or reasons for the denial, (2) specific reference to any provisions of this Plan on which denial is based, (3) description of any additional material or information necessary for the claimant to perfect his claim with an explanation of why such material or information is necessary, and
(4) an explanation of the procedure for further reviewing the denial of the claim under the Plan. The Committee shall establish a procedure for review of claim denials, such review to be undertaken by the Committee. The review given after denial of any claim shall be a full and fair review with the claimant or his duly authorized representative having one hundred eighty (180) days after receipt of denial of his claim to request such review, having the right to review all pertinent documents and the right to submit issues and comments in writing. The Committee shall establish a procedure for issuance of a decision by the Committee not later than sixty (60) days after receipt of a request for review from a claimant unless special circumstances, such as the need to hold a hearing, require a longer period of time, in which case a decision shall be rendered as soon as possible but not later than one hundred twenty (120) days after receipt of the claimant's request for review. The decision on review shall be in writing and shall include specific reasons for the decision written in a manner calculated to be understood by the claimant with specific reference to any provisions of this Plan on which the decision is based.

                  (f) To perform or cause to be performed such further acts as it may deem to be necessary, appropriate, or convenient in the efficient administration of the Plan.



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         Any action taken in good faith by the Committee in the exercise of authority conferred upon it by this Plan shall be conclusive and binding upon the Participants and their beneficiaries. All discretionary powers conferred upon the Committee shall be absolute.

         11.3. PLAN EXPENSES. Members of the Committee shall serve as such without compensation from the Plan, but may receive compensation from the Company for so serving. All Plan administration expenses shall be borne by the Company or the Trust as determined by the Committee in its sole discretion.

         11.4. RELIANCE UPON DOCUMENTS AND OPINIONS. The members of the Committee, the Deferral Committee, the Board, and the Company shall be entitled to rely upon any tables, valuations, computations, estimates, certificates, opinions and reports furnished by any consultant, or firm or corporation which employs one or more consultants or advisors. The Committee may, but is not required to, rely upon all records of the Company with respect to any matter or thing whatsoever, and may likewise treat such records as conclusive with respect to all Employees, Participants, Beneficiaries and any other persons whomsoever, except as otherwise provided by law.

         11.5. REQUIREMENT OF PROOF. The Committee, the Deferral Committee, the Board, or the Company may require satisfactory proof of any matter under this Plan from or with respect to any Employee, director, consultant, Participant or Beneficiary, and no such person shall acquire any rights or be entitled to receive any benefits under this Plan until such proof shall be furnished as so required.

         11.6. RELIANCE ON COMMITTEE MEMORANDUM. Any person dealing with the Committee may rely on and shall be fully protected in relying on a certificate or memorandum in writing signed by any Committee member so authorized, or by a quorum of the members of the Committee, as constituted as of the date of such certificate or memorandum, as evidence of any action taken or resolution adopted by the Committee.

         11.7. LIMITATION ON LIABILITY. No employee or director of the Company shall be subject to any liability by reason of or arising from his or her participation in the establishment or administration or operation of the Plan unless he or she acts fraudulently or in bad faith.

         11.8.    INDEMNIFICATION.

                  (a) To the extent permitted by law, the Company shall indemnify each member of the Deferral Authority, the Committee, and any other employee or director of the Company who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative, or investigative, by reason of his or her conduct in the performance in connection with the establishment or administration of the Plan or any amendment or termination of the Plan.

                  (b) This indemnification shall apply against expenses including, without limitation, attorneys fees and any expenses of establishing a right to indemnification hereunder, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, except in relation to matters as to which he or she has acted fraudulently or in bad faith in the performance of such duties.

                  (c) The termination of any proceeding by judgment, order, settlement, conviction, upon a plea of nolo contendere or its equivalent shall not, in and of itself, create a presumption that the person acted fraudulently or in bad faith in the performance of his or her duties.

                  (d) Expenses incurred in defending any such proceeding may be advanced by the Company prior to the final disposition of such proceeding, upon receipt of an undertaking by or on behalf of the recipient to repay such amount, unless it shall be determined ultimately that the recipient is entitled to be indemnified as authorized in this Section 11.8.

                  (e)      The right of indemnification set forth in this
Section 11.8 shall be in addition to any other right to which any Committee member or other person may be entitled as a matter of law, by corporate bylaws or otherwise.

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

       12.1.      RESTRICTIONS ON PLAN INTEREST.

                  (a) A Participant's interest in this Plan shall be limited to his or her Account in the Trust and he or she shall have no other interest in any assets of the Company nor any right as against the Company, Deferral Authority or Committee for payment of benefits under this Plan.

                  (b) None of the benefits, payments, proceeds, claims or rights hereunder of any Participant or Beneficiary shall be subject to any claim of any creditor of such Participant or Beneficiary and in particular the same shall not be subject to attachment, garnishment, or other legal process by any creditor of such Participant or Beneficiary.

                  (c) A Participant or Beneficiary shall not have any right to alienate, anticipate, commute, pledge, encumber, or assign any of the benefits or payments or proceeds which he or she may expect to receive, contingently or otherwise, under the Plan.

                  (d) A Participant's and Beneficiary's interest in this Plan and his or her Account in the Trust are subject to the claims of the Company's creditors as provided in the Trust. Each Participant and Beneficiary shall, however, be considered a general creditor of the Company with respect to the assets held in his or her Account in the Trust, so that if the Company should become insolvent, the Participant or Beneficiary will have a claim against the Trust assets equal to that of the Company's other general creditors (regardless of whether such assets are removed from the trust by a trustee in bankruptcy).

                  (e) Whenever a provision of this Plan restricts or limits a Participant or a Participant's Account, benefit or distribution, such limitation shall also apply to a Beneficiary unless otherwise specified.

       12.2.      NO ENLARGEMENT OF EMPLOYEE RIGHTS.

                  (a) This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Employee or Director, or be consideration for, or an inducement to, or a condition of, the employment of any Employee or affiliation of any Director.

                  (b) The employment of any Employee is not for any specified term and may be terminated by any Employee or by the Company at any time, for any reason, with or without cause. Nothing contained in the Plan shall be deemed to give any Employee the right to be retained in the employ of the Company, to constitute any promise or commitment by the Company regarding future positions, future work assignments, future compensation or any other term or condition of employment or to interfere with the right of the Company to discharge or retire any Employee at any time.

                  (c) No person shall have any right to any benefits under this Plan, except to the extent expressly provided herein.

         12.3. RIGHTS OF REPURCHASE AND FIRST REFUSAL FOR THE COMPANY. Any Company Stock distributed from the Plan shall be subject to a right of repurchase and right of first refusal by the Company, as well as any conditions, limitations or restrictions contained in an agreement specified in Section 3.2. The terms and conditions of the right of repurchase and right of first refusal shall be those applied to Company Stock by the Certificate of Incorporation of Science Applications International Corporation, as in effect from time to time.

         12.4. MAILING OF PAYMENTS. All payments under the Plan shall be delivered in person or mailed to the last address of the Participant (or, in the case of the death of the Participant to that of any other person entitled to such payments under the terms of the Plan). Each Participant shall be responsible for furnishing the Committee with his or her correct current address and the correct current name and address of his or her Beneficiary.

         12.5. INABILITY TO LOCATE PARTICIPANT OR BENEFICIARY. In the event that the Committee is unable to locate a Participant or Beneficiary to whom benefits are payable hereunder after mailing a notice to the Participant's or Beneficiary's last known address, and such inability lasts for a period of three
(3) years, then any remaining benefits payable hereunder shall be forfeited to the Company and no Participant or Beneficiary shall have any right to further benefits from the Plan, even if subsequently located.

         12.6. GOVERNING LAW. All legal questions pertaining to the Plan shall be determined in accordance with the laws of California, excluding its rules governing conflicts of laws.

         12.7. ILLEGALITY OF PARTICULAR PROVISION. If any particular provision of this Plan shall be found to be illegal or unenforceable, such provision shall not affect the other provisions thereof, but the Plan shall be construed in all respect as if such invalid provision were omitted.

         12.8. INTERPRETATION. Section headings are for convenient reference only and shall not be deemed to be part of the substance of this instrument or in any way to enlarge or limit the contents of any article or section.

         12.9. TAX EFFECTS. The Company makes no representations or warranties as to the tax consequences to a Participant or to a Participant's Beneficiary from Deferrals hereunder or the subsequent receipt of any benefits as a result thereof. Each Participant must rely solely on his or her own tax advisor with respect to the tax consequences arising from the Deferrals or the receipt of benefits hereunder, or from any other related transaction.

         12.10. RECEIPT OR RELEASE. Any payment to any Participant or Beneficiary in accordance with the provisions of this Plan shall, to the extent thereof, be in full satisfaction of all claims against the Committee and the Company, and the Committee may require such Participant or Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect.

         12.11. RECORDS. The records of the Company with respect to the Plan shall be conclusive on all Participants, Beneficiaries, and all other persons whomsoever.

         12.12. ARBITRATION. The Committee's written decision on review of a denial of benefits, shall be final, conclusive and binding on all Participants, Beneficiaries and Employees of the Company. Notwithstanding the foregoing, any person disputing such a written decision shall submit such dispute to binding Arbitration pursuant to the rules of the American Arbitration Association, to be held in San Diego County. The losing party in such arbitration proceedings shall bear the costs of arbitration, and each party shall bear its own attorneys' fees.



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